UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  April 28, 2015

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, IN  47202-3005
(Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 28, 2015, Cummins Inc. (“Cummins,” “the Company,” “the registrant,” “we,” “our,” or “us”) issued the attached press release reporting its financial results for the first quarter of 2015, which is furnished herewith as Exhibit 99.

The information furnished pursuant to this Item 2.02, including Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

 Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is furnished pursuant to Item 2.02 herewith:
99-Press Release dated April 28, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2015

CUMMINS INC.
/s/ Marsha L. Hunt
Marsha L. Hunt Vice President - Corporate Controller (Principal Accounting Officer)

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Three months ended
In millions, except per share amounts	March 29, 2015	March 30, 2014
NET SALES	$4,709	$4,406
Cost of sales	3,514	3,307
GROSS MARGIN	1,195	1,099

OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	517	485
Research, development and engineering expenses	195	190
Equity, royalty and interest income from investees	68	90
Other operating income (expense), net	(3)	(1)
OPERATING INCOME	548	513

Interest income	5	5
Interest expense	14	17
Other income, net	9	10
INCOME BEFORE INCOME TAXES	548	511

Income tax expense	144	153
CONSOLIDATED NET INCOME	404	358

Less: Net income attributable to noncontrolling interests	17	20
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$387	$338

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$2.14	$1.83
Diluted	$2.14	$1.83

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	180.6	184.3
Diluted	181.0	184.7

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.78	$0.625
___________________________________________________________
(a)  Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited) (a)

In millions, except par value	March 29, 2015	December 31, 2014
ASSETS
Current assets
Cash and cash equivalents	$1,997	$2,301
Marketable securities	115	93
Total cash, cash equivalents and marketable securities	2,112	2,394
Accounts and notes receivable, net	3,240	2,946
Inventories	2,936	2,866
Prepaid expenses and other current assets	712	849
Total current assets	9,000	9,055
Long-term assets
Property, plant and equipment	7,046	7,123
Accumulated depreciation	(3,409)	(3,437)
Property, plant and equipment, net	3,637	3,686
Investments and advances related to equity method investees	968	981
Goodwill	470	479
Other intangible assets, net	340	343
Prepaid pensions	714	637
Other assets	607	595
Total assets	$15,736	$15,776

LIABILITIES
Current liabilities
Loans payable	$71	$86
Accounts payable (principally trade)	2,013	1,881
Current maturities of long-term debt	33	23
Current portion of accrued product warranty	379	363
Accrued compensation, benefits and retirement costs	390	508
Deferred revenue	393	401
Other accrued expenses	778	759
Total current liabilities	4,057	4,021
Long-term liabilities
Long-term debt	1,602	1,589
Pensions	290	289
Postretirement benefits other than pensions	359	369
Other liabilities and deferred revenue	1,359	1,415
Total liabilities	$7,667	$7,683

EQUITY
Cummins Inc. shareholders’ equity
Common stock, $2.50 par value, 500 shares authorized, 222.3 and 222.3 shares issued	$2,146	$2,139
Retained earnings	9,792	9,545
Treasury stock, at cost, 41.0 and 40.1 shares	(2,975)	(2,844)
Common stock held by employee benefits trust, at cost, 1.0 and 1.1 shares	(12)	(13)
Accumulated other comprehensive loss	(1,245)	(1,078)
Total Cummins Inc. shareholders’ equity	7,706	7,749
Noncontrolling interests	363	344
Total equity	$8,069	$8,093
Total liabilities and equity	$15,736	$15,776
___________________________________________________________
(a)  Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited) (a)

	Three months ended
In millions	March 29, 2015	March 30, 2014
CASH FLOWS FROM OPERATING ACTIVITIES
Consolidated net income	$404	$358
Adjustments to reconcile consolidated net income to net cash provided by operating activities
Depreciation and amortization	128	105
Deferred income taxes	(1)	22
Equity in income of investees, net of dividends	(53)	(52)
Pension contributions in excess of expense	(96)	(100)
Other post-retirement benefits payments in excess of expense	(8)	(8)
Stock-based compensation expense	5	10
Translation and hedging activities	7	(3)
Changes in current assets and liabilities, net of acquisitions
Accounts and notes receivable	(276)	(232)
Inventories	(98)	(135)
Other current assets	20	2
Accounts payable	147	302
Accrued expenses	(35)	(95)
Changes in other liabilities and deferred revenue	59	50
Other, net	(30)	39
Net cash provided by operating activities	173	263

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(100)	(107)
Investments in internal use software	(8)	(14)
Investments in and advances to equity investees	10	(6)
Acquisitions of businesses, net of cash acquired	(11)	(90)
Investments in marketable securities—acquisitions	(95)	(84)
Investments in marketable securities—liquidations	71	108
Cash flows from derivatives not designated as hedges	4	5
Other, net	4	1
Net cash used in investing activities	(125)	(187)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	2	7
Payments on borrowings and capital lease obligations	(18)	(25)
Distributions to noncontrolling interests	(1)	(13)
Dividend payments on common stock	(140)	(115)
Repurchases of common stock	(137)	(419)
Other, net	(2)	(37)
Net cash used in financing activities	(296)	(602)
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(56)	5
Net decrease in cash and cash equivalents	(304)	(521)
Cash and cash equivalents at beginning of year	2,301	2,699
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$1,997	$2,178
___________________________________________________________
(a)  Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)

	In millions	Engine	Distribution		Components	Power Generation	Non-segment Items (1)	Total
	Three months ended March 29, 2015
	External sales	$1,889	$1,469		$931	$420	$—	$4,709
	Intersegment sales	707	7		368	260	(1,342)	—
	Total sales	2,596	1,476		1,299	680	(1,342)	4,709
	Depreciation and amortization(2)	58	27		26	16	—	127
	Research, development and engineering expenses	114	3		61	17	—	195
	Equity, royalty and interest income from investees	30	20		9	9	—	68
	Interest income	2	1		1	1	—	5
	Segment EBIT	253	88		195	49	(23)	562

	Segment EBIT as a percentage of total sales	9.7%	6.0%		15.0%	7.2%		11.9%

	Three months ended March 30, 2014
	External sales	$2,090	$942		$922	$452	$—	$4,406
	Intersegment sales	473	8		308	187	(976)	—
	Total sales	2,563	950		1,230	639	(976)	4,406
	Depreciation and amortization(2)	51	16		26	12	—	105
	Research, development and engineering expenses	116	2		53	19	—	190
	Equity, royalty and interest income from investees	32	41		9	8	—	90
	Interest income	2	1		1	1	—	5
	Segment EBIT	269	76	(3)	167	25	(9)	528

	Segment EBIT as a percentage of total sales	10.5%	8.0%		13.6%	3.9%		12.0%

(1)
Includes intersegment sales and profit in inventory eliminations and unallocated corporate expenses. There were no significant unallocated corporate expenses for the three months ended March 29, 2015 and March 30, 2014.

(2)
Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount and deferred costs included in the Condensed Consolidated Statements of Income as "Interest expense." The amortization of debt discount and deferred costs were $1 million and less than a million for the three months ended March 29, 2015 and March 30, 2014, respectively.

(3)
Distribution segment EBIT included a gain of $6 million on the fair value adjustment resulting from the acquisition of a controlling interest in a North American distributor for the three months ended March 30, 2014.

A reconciliation of our segment information to the corresponding amounts in the Condensed Consolidated Statements of Income is shown in the table below:

	Three months ended
In millions	March 29, 2015	March 30, 2014
Total EBIT	$562	$528
Less: Interest expense	14	17
Income before income taxes	$548	$511

CUMMINS INC. AND SUBSIDIARIES
SELECTED FOOTNOTE DATA
(Unaudited)

NOTE 1.  EQUITY, ROYALTY AND INTEREST INCOME FROM INVESTEES

Equity, royalty and interest income from investees included in our Condensed Consolidated Statements of Income for the reporting periods was as follows:

	Three months ended
In millions	March 29, 2015	March 30, 2014
Distribution Entities
North American distributors	$10	$32
Komatsu Cummins Chile, Ltda.	7	6
All other distributors	1	1
Manufacturing Entities
Dongfeng Cummins Engine Company, Ltd.	14	14
Chongqing Cummins Engine Company, Ltd.	12	11
Beijing Foton Cummins Engine Co., Ltd. (Light-duty)	8	6
Beijing Foton Cummins Engine Co., Ltd. (Heavy-duty)	(1)	(6)
All other manufacturers	7	15
Cummins share of net income	58	79
Royalty and interest income	10	11
Equity, royalty and interest income from investees	$68	$90

NOTE 2.  INCOME TAXES

The effective tax rate for the three month period ended March 29, 2015, was 26.3 percent. This tax rate included an $18 million discrete tax benefit to reflect the release of reserves for uncertain tax positions related to a favorable federal audit settlement.

CUMMINS INC. AND SUBSIDIARIES
FINANCIAL MEASURES THAT SUPPLEMENT GAAP
(Unaudited)

Net income and diluted earnings per share (EPS) attributable to Cummins Inc. excluding special items

We believe this is a useful measure of our operating performance for the periods presented as it illustrates our operating performance without regard to special items including tax adjustments. This measure is not in accordance with, or an alternative for, accounting principles generally accepted in the United States of America (GAAP) and may not be consistent with measures used by other companies. It should be considered supplemental data. The following table reconciles net income attributable to Cummins Inc. to net income attributable to Cummins Inc. excluding special items for the following periods:

	Three months ended
	March 29, 2015		March 30, 2014
In millions	Net Income	Diluted EPS	Net Income	Diluted EPS
Net income attributable to Cummins Inc.	$387	$2.14	$338	$1.83
Less
Tax benefit	18	0.10	—	—
Net income attributable to Cummins Inc. excluding special items	$369	$2.04	$338	$1.83

CUMMINS INC. AND SUBSIDIARIES
FINANCIAL MEASURES THAT SUPPLEMENT GAAP
(Unaudited)

Earnings before interest, taxes and noncontrolling interests

We define EBIT as earnings before interest expense, income tax expense and noncontrolling interests in income of consolidated subsidiaries (EBIT). We use EBIT to assess and measure the performance of our operating segments and also as a component in measuring our variable compensation programs. This measure is not in accordance with, or an alternative for, GAAP and may not be consistent with measures used by other companies. It should be considered supplemental data. Below is a reconciliation of EBIT to “Net income attributable to Cummins Inc.,” for each of the applicable periods:

	Three months ended
In millions	March 29, 2015	March 30, 2014
Earnings before interest expense and income taxes	$562	$528

EBIT as a percentage of net sales	11.9%	12.0%

Less
Interest expense	14	17
Income tax expense	144	153
Consolidated net income	404	358

Less
Net income attributable to noncontrolling interests	17	20
Net income attributable to Cummins Inc.	$387	$338

Net income attributable to Cummins Inc. as a percentage of net sales	8.2%	7.7%

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Engine Segment Net Sales by Market
In the first quarter of 2015, our Engine segment reorganized its reporting structure to include the following markets: heavy-duty truck, medium-duty truck and bus, light-duty automotive (pickup and light commercial vehicle), industrial and stationary power. Sales by market for our Engine segment by business (including 2014 and 2013 reorganized balances) were as follows:

2015
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$757	$—	$—	$—	$757
Medium-duty truck and bus	608	—	—	—	608
Light-duty automotive	381	—	—	—	381
Industrial	616	—	—	—	616
Stationary power	234	—	—	—	234
Total sales	$2,596	$—	$—	$—	$2,596

2014
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$718	$769	$801	$784	$3,072
Medium-duty truck and bus	575	605	599	652	2,431
Light-duty automotive	391	392	396	388	1,567
Industrial	669	739	768	775	2,951
Stationary power	210	239	252	240	941
Total sales	$2,563	$2,744	$2,816	$2,839	$10,962

2013
In millions	YTD
Heavy-duty truck	$2,618
Medium-duty truck and bus	2,064
Light-duty automotive	1,465
Industrial	2,921
Stationary power	945
Total sales	$10,013

Unit shipments by engine classification (including unit shipments to Power Generation):

2015
Units	Q1	Q2	Q3	Q4	YTD
Midrange	112,400	—	—	—	112,400
Heavy-duty	28,700	—	—	—	28,700
High-horsepower	3,500	—	—	—	3,500
Total units	144,600	—	—	—	144,600

2014
Units	Q1	Q2	Q3	Q4	YTD
Midrange	118,900	118,700	117,700	115,900	471,200
Heavy-duty	28,800	30,300	32,300	30,700	122,100
High-horsepower	3,400	3,900	3,900	3,600	14,800
Total units	151,100	152,900	153,900	150,200	608,100

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Distribution Segment Sales by Business

2015
In millions	Q1	Q2	Q3	Q4	YTD
Parts and filtration	$573	$—	$—	$—	$573
Engines	321	—	—	—	321
Power generation	298	—	—	—	298
Service	284	—	—	—	284
Total sales	$1,476	$—	$—	$—	$1,476

2014
In millions	Q1	Q2	Q3	Q4	YTD
Parts and filtration	$382	$461	$491	$590	$1,924
Engines	174	249	270	368	1,061
Power generation	193	278	279	413	1,163
Service	201	250	252	323	1,026
Total sales	$950	$1,238	$1,292	$1,694	$5,174

Component Segment Sales by Business

2015
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$613	$—	$—	$—	$613
Turbo technologies	301	—	—	—	301
Filtration	255	—	—	—	255
Fuel systems	130	—	—	—	130
Total sales	$1,299	$—	$—	$—	$1,299

2014
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$543	$582	$598	$620	$2,343
Turbo technologies	313	307	297	305	1,222
Filtration	265	275	268	267	1,075
Fuel systems	109	116	124	129	478
Total sales	$1,230	$1,280	$1,287	$1,321	$5,118

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Power Generation Segment Sales by Business
In the first quarter of 2015, our Power Generation segment reorganized its reporting structure to include the following businesses: power systems, alternators and power solutions. Sales for our Power Generation segment by business (including 2014 and 2013 reorganized balances) were as follows:

2015
In millions	Q1	Q2	Q3	Q4	YTD
Power systems	$543	$—	$—	$—	$543
Alternators	98	—	—	—	98
Power solutions	39	—	—	—	39
Total sales	$680	$—	$—	$—	$680

2014
In millions	Q1	Q2	Q3	Q4	YTD
Power systems	$510	$586	$598	$606	$2,300
Alternators	105	126	115	103	449
Power solutions	24	31	41	51	147
Total sales	$639	$743	$754	$760	$2,896

2013
In millions	YTD
Power systems	$2,381
Alternators	496
Power solutions	154
Total sales	$3,031